UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2025
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AbCellera Biologics Inc.
(Exact name of registrant as specified in its charter)
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British Columbia	001-39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 W 4th Avenue Vancouver, BC	V5Y 1G6
(Address of registrant’s principal executive office)	(Zip code)
(604) 559-9005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
AbCellera Biologics Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 12, 2025. As of April 15, 2025, the record date for the Annual Meeting, there were 298,423,569 common shares of the Company outstanding and entitled to vote at the Annual Meeting. The Company’s shareholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 29, 2025: (i) to elect Carl L. G. Hansen, Ph.D. and Michael Hayden, MBCHB (M.D.), Ph.D. as Class II directors of the Company to serve for a three-year term expiring at the Company’s annual meeting of shareholders in 2028 and until his or her successor has been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”), and (iii) to approve on a non-binding advisory basis, the compensation of the Company’s named executive offices, or Say-on-Pay (“Proposal 3”).
Proposal 1
The Company’s shareholders approved the election of Carl L. G. Hansen, Ph.D. and Michael Hayden, MBCHB (M.D.), Ph.D. as Class II directors recommended for election in Proposal 1 at the Annual Meeting. The Company’s shareholders voted for the Class II directors as follows:

Nominee	For	Against	Abstain
Carl L. G. Hansen, Ph.D.	141,233,414	444,265	6,760,498
Michael Hayden, MBCHB (M.D.), Ph.D.	121,224,143	417,794	26,796,240
The broker non-votes for this Proposal 1 totaled 33,560,807 common shares.

Proposal 2
The Company’s shareholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
183,078,982	678,941	241,151

Proposal 3
The Company’s shareholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
131,605,595	16,469,354	363,228

The broker non-votes for this Proposal 3 totaled 35,560,807 common shares.

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2025	ABCELLERA BIOLOGICS INC.

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)